                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2007

Item 1. REPORT TO SHAREHOLDERS.

SEMI-ANNUAL REPORT JUNE 30, 2007 (unaudited)

                   Worldwide Insurance Trust

                            WORLDWIDE EMERGING MARKETS FUND

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of June 30, 2007, and are subject to change.

Worldwide Emerging Markets Fund

Dear Shareholder:

It is our pleasure to report that the Initial Class shares of Van Eck Worldwide Emerging Markets Fund gained 23.17% for the six months ended June 30, 2007. In comparison, emerging markets equities, as measured by the Fund’s benchmark index, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index1, returned 17.75% for the same period. We attribute the Fund’s outperformance primarily to effective individual stock selection and to an emphasis on small- to mid-capitalization companies, some of which we discuss below.

Market and Economic Review

Over the six months ended June 30, 2007, a generally favorable global environment for equities prevailed, and fundamentals within developing economies continued to improve. Both of these factors played significant roles in the outperformance of emerging market equities relative to the broader U.S. equity market and the developed international markets, as measured by the Standard & Poor’s (S&P) 500 Index2 (+6.96%) and the MSCI EAFE (Europe, Australasia and the Far East) Index3 (+11.09%), respectively. Indeed, the emerging market asset class put together its strongest first half since 1999. Still emerging market equities faced several headwinds.

Fears of a slowdown in the U.S. economy, concerns about potential contagion from the meltdown in the U.S. subprime mortgage market, and a substantial profit-taking exercise in the local China A-share market combined to produce a brief pullback among emerging market equities during the first quarter. While there was some frothiness developing within the local China A-share market, once investors realized the bubble-like indications were rather confined and subsequently resumed their focus on resilient fundamentals underlying the emerging markets as a whole, the correction proved to be a mere dip as opposed to any broad correction. That said, the added challenges brought on by a weak U.S. housing market, increasing energy prices and fluctuating inflation concerns through much of the period made the asset class’ performance all that much more impressive.

Regional Performance

Latin American equities had the greatest gains of the three major emerging market regions. The MSCI EM Latin America Index4 rose 27.1% in the first half in U.S. dollar terms. Brazilian stocks continued to outperform on the back of both strong earnings growth and upgrades to the country’s credit outlook by rating agencies Fitch and Standard & Poor’s during the period. These credit upgrades placed Brazil closer to the coveted investment-grade status.

Emerging Asian markets also outperformed the benchmark MSCI EM Index. The total return of the MSCI EM Asia Index5 was 18.8% in U.S. dollar terms. Korea and Thailand outperformed, while Taiwan and India lagged. Also of note, the large valuation gap witnessed in late February and early March between China’s A-share market and Hong Kong’s H-Shares began to narrow. The government announced a new program that permits Chinese banks and insurance companies to buy financial assets offshore. The program was intended to calm the A-share market and also to help ease the upward pressure on the Chinese currency.

The Emerging Europe, Middle East and Africa (EMEA) region was a substantial laggard for the six months, though it still produced positive returns over the period. The MSCI EM EMEA Index6 mustered a 8.8% return for the first half, with muted returns coming out of Russia and South Africa.

Fund Review

Throughout the first half of 2007, we generally favored Emerging Asia over the EMEA markets in terms of the Fund’s regional weightings. We increased the Fund’s position in Latin America over the six months, primarily by adding exposure to Brazil. Investments in South Korea and India made the most significant contributions to relative performance during the six-month period. These results were largely attributable to effective security selection. Conversely, investments in Russia were the biggest detractors for the Fund.

From a capitalization perspective, we discovered what we believed to be the most attractive growth opportunities at reasonable valuations in small- and mid-capitalization companies. As a result, more than 60% of the Fund’s net assets were invested in

Worldwide Emerging Markets Fund

companies with a market capitalization under US$5 billion at the end of June 2007.

By sector, the Fund maintained strong overweighted positions in consumer discretionary and industrials relative to the benchmark MSCI EM Index and continued to have underweighted positions in energy and telecommunications. We reduced the Fund’s exposure to the technology sector during the period, bringing it to an underweighted position in the portfolio. We increased the Fund’s allocation to the materials sector.

In terms of individual holdings, top performers for the Fund during the semi-annual period included two South Korean industrial stocks. Hyunjin Materials (1.3% of Fund net assets as of June 30), a leading metal forger with clients in diverse industries, was the top contributor to the Fund’s returns in the first half of the year. During the period, the company was expanding its production capacity to cope with the shipbuilding industry boom and a fast-growing wind power generation market. In view of abundant order backlogs of the ship parts division and expectations of steady orders for wind power and plant parts, the company’s earnings visibility appeared high relative to its peers. Taewoong Co. (1.7% of Fund net assets) also made significant contributions to the Fund’s results, as the company’s aggressive expansion strategy was expected to give it an advantage going forward in the large-sized forging product market.

Another star performer for the Fund was India’s Welspun Gujarat Stahl Limited (2.0% of Fund net assets). Welspun is an approved supplier of specialized steel pipes for major oil and gas exploration and production companies around the globe. The company’s strength lay in its reputation for supplying high-quality, large-diameter pipes used in some of the most demanding environments.

Of course, not all of the Fund’s holdings performed well. Malaysian freight operator Transmile Group (0.0% of Fund net assets as of June 30) was a notable detractor for the Fund. Its shares declined, as auditing teams were brought in to analyze material overstatements of revenues on the company’s historical results. We viewed the company’s prospects in the near-to-medium term to be unfavorable, and so we eliminated the Fund’s position in Transmile before the end of the second quarter. Also, while the Fund’s underweighted position in the Russian energy sector helped its relative results, its individual holdings here detracted from its absolute performance over the six months. Despite an increase in the price of crude oil during the period, shares of the Russian energy majors were weighed down by the country’s progressive tax regime and rising marginal costs.

* * *

The outperformance of emerging markets over their developed counterparts during the first half of 2007 may ultimately prove less transitory than conventional thinking might expect. Infrastructure build-up in emerging market economies has continued to spur demand for commodities and manufactured capital goods. Rising income levels and increasing discretionary spending from a growing middle class within developing nations has also led to stronger domestic economic activity. These factors have resulted in brisk earnings growth for emerging market corporations as a whole. A progressively weakening U.S. dollar has further boosted returns for U.S.-based investors in these companies.

Going forward, any number of scenarios could develop from current economic realities, including a retreat in U.S. investors’ appetite for risk stemming from a declining housing market or from the spillover effects of sub-prime mortgage delinquencies. Despite these potential headwinds, we continue to see favorable long-term prospects for emerging market equities, particularly those assets denominated in local currency. Indeed, overall, risks to our view on emerging markets remain largely external and not unlike those facing equities in developed markets.

Underpinning our relatively positive view for emerging market equities is the continuing favorable global macroeconomic environment and the improving fundamentals within many emerging economies. Even if the bull market in emerging markets equities continues its run as we anticipate, we expect to continue to uncover what we consider attractively valued opportunities among the tremendous diversity of regions, sectors and companies encompassed by these quickly evolving economies.

Worldwide Emerging Markets Fund

Investors should be aware that by investing in emerging markets, the Fund is exposed to certain risks. You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your participation in Van Eck Worldwide Emerging Markets Fund and look forward to helping you meet your investment goals in the future.

David A. Semple
Portfolio Manager

July 25, 2007

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

Worldwide Emerging Markets Fund

1 The Morgan Stanley Capital International (MSCI) Emerging Markets Index is calculated with dividends reinvested. The Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

2 The Standard & Poor’s (S&P) 500 Index is calculated with dividends reinvested. The Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

3 The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.

4 The MSCI EM (Emerging Markets) Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.

5 The MSCI EM Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Asia.

6 The MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East & Africa.

Please note all regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

Worldwide Emerging Markets Fund

Geographical Weightings*
as of June 30, 2007
(unaudited)

Sector Breakdown* as of June 30, 2007 (unaudited)

Industrial	25.1%
Financial	19.0%
Consumer Cyclical	11.7%
Energy	10.3%
Basic Materials	7.9%
Consumer Non-cyclical	6.8%
Communications	6.7%
Diversified	3.7%
Technology	3.1%
Utilities	2.7%
Cash/Equivalents	3.0%

*	Percentage of net assets.
Portfolio is subject to change.

Worldwide Emerging Markets Fund
Top Ten Equity Holdings as of June 30, 2007* (unaudited)

HON HAI Precision Industry Co. Ltd.
(Taiwan, 3.2%)

HON HAI Precision Industry manufactures and assembles a broad range of products for the computer and communications industries, including personal computer (PC) connectors and cable assemblies used in desktop PCs and PC servers.

Cia Vale do Rio Doce (CVRD)
(Brazil, 2.9%)

CVRD produces and sells iron ore, pellets, manganese, iron alloys, gold, kaolin, bauxite, alumina, aluminum and potash. The company owns stakes in several steel companies. CVRD also owns and operates railroads and maritime terminals in Brazil.

SFA Engineering Corp.
(South Korea, 2.7%)

SFA Engineering’s principal activities are manufacturing and servicing technologies in factory automation and logistic management systems. The company focuses on key production and distribution attributes including quality control, communications, highly reliable production, system engineering and precision processing.

Petroleo Brasileiro SA (Petrobras)
(Brazil, 2.4%)

Petrobras explores for, produces, refines, transports and markets petroleum and petroleum products, including gasoline, diesel oil, jet fuel, aromatic extracts, petrochemicals and turpentine. The company operates refineries, oil tankers and a distribution pipeline grid in Brazil and markets its products in Brazil and abroad.

Megaworld Corp.
(Philippines, 2.3%)

Megaworld, through its subsidiaries, operates in the real estate and hotel businesses as well as provides marketing services. The company provides a wide array of product from condominiums to subdivisions developments.

GVK Power & Infrastructure Ltd.
(India, 2.3%)

GVK Power & Infrastructure is a holding company of power businesses and also provides operations and maintenance services to its power assets. The company operates power plants, serving distribution companies of Andhra Pradesh in India.

LUKOIL
(Russia, 2.2%)

LUKOIL explores for, produces, refines, transports and markets oil and gas, mainly from Western Siberia. The company also manufactures petrochemicals, fuels and other petroleum products. LUKOIL operates refineries and gasoline filling stations in Russia and the United States. The company transports oil through pipelines and petroleum products with its fleet of ships.

Investimentos Itau S.A. (Itausa)
(Brazil, 2.1%)

Itausa is a holding company. The company operates in the finance, insurance, construction materials, electronics, chemicals, real estate and telecommunications industries. Itausa has operations in Portugal, the United States, Luxembourg, Argentina, Germany and Belgium.

FirstRand Ltd.
(South Africa, 2.1%)

FirstRand provides diverse financial services in the areas of retail, corporate, investment and merchant banking, life insurance, employee benefits, health insurance and asset and property management. The banking and insurance activities of the group are consolidated in the wholly owned subsidiaries FirstRand Bank Holdings Limited and Momentum Group Limited.

Welspun-Gujarat Stahl Ltd.
(India, 2.0%)

Welspun-Gujarat Stahl manufactures welded pipes and pipe coatings. The company’s products include spiral welded pipes and longitudinal welded pipes.

*	Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

Worldwide Emerging Markets Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 to June 30, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2007	Ending Account Value June 30, 2007	Expenses Paid During Period* January 1, 2007– June 30, 2007

Initial Class	Actual	$1,000.00	$1,231.70	$6.81
	Hypothetical**	$1,000.00	$1,018.70	$6.16

Class R1	Actual	$1,000.00	$1,231.00	$6.80
	Hypothetical**	$1,000.00	$1,018.70	$6.16

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2007) of 1.23% on Initial Class Shares and 1.23% on the Class R1 Shares, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses.

Worldwide Emerging Markets Fund
Schedule of Investments June 30, 2007 (unaudited)

Number of Shares		Value

COMMON STOCK: 94.1%
Argentina: 1.9%
185,000	Inversiones y Representaciones S.A. (GDR)*	$3,422,500
65,000	Tenaris S.A. (ADR)	3,182,400

		6,604,900

Brazil: 12.9%
126,300	Anhanguera Educacional Participacoes S.A.*	1,767,807
209,000	BR Malls Participacoes S.A.*	2,719,492
269,532	Cia Vale de Rio Doce*	10,081,251
244,600	Cremer S.A.*	2,891,073
1,165,998	Investimentos Itau S.A.	7,319,975
280,000	Localiza Rent A CAR	3,158,528
68,000	Petroleo Brasileiro S.A. (ADR)	8,246,360
213,000	Ultrapetrol (Bahamas) Ltd.*	5,048,100
115,000	Vivax S.A.*	3,183,515

		44,416,101

China/Hong Kong: 10.0%
3,100,000	Beijing Development*#	1,904,390
6,500,000	Century Sunshine Ecological#	1,073,508
4,434,000	China Green Holdings Ltd.#	4,060,157
6,000,000	China Rare Earth Hldgs Ltd.#	1,719,055
2,350,000	Harbin Power Equipment#	3,553,427
565,000	Kingboard Chemical Holdings Ltd.#	2,600,393
1,291,000	Lifestyle International Holdings Ltd.#	5,004,029
1,409,000	Proactive Technology Holdings Ltd.*	3,002,434
8,171,000	PYI Corp.#	3,816,031
5,060,000	Samson Holding Ltd.#	2,622,500
9,000,000	Shanghai Real Estate Group Ltd.#	3,486,437
2,000,000	Tian An China Investment Co. Ltd.#	1,407,725

		34,250,086

Hungary: 1.0%
60,000	OTP Bank PCL#	3,460,460

India: 10.7%
660,000	GVK Power & Infrastructure Ltd.#	7,862,760
371,500	Hirco PLC (GBP)*#	2,983,303

Number of Shares		Value

India: (continued)
345,000	Mahindra & Mahindra Ltd.#	$6,134,176
311,656	Panacea Biotec Ltd.#	3,272,299
205,000	Reliance Capital Ltd.#	5,488,251
115,000	Suzlon Energy Ltd.#	4,225,917
1,270,000	Welspun-Gujarat Stahl Ltd.#	6,929,209

		36,895,915

Indonesia: 1.9%
8,464,000	Berlian Laju Tanker Tbk PT#	1,916,927
1,500,000	Perusahaan Gas Negara Tbk Pt PT#	1,570,685
3,000,000	Straits Asia Resources Ltd.#	2,948,251

		6,435,863

Israel: 0.8%
1,300,000	Israel Discount Bank Ltd.*#	2,681,639

Kazakhstan: 2.2%
193,000	Halyk Savings Bank Kazakhstan (GDR)# Reg S	4,252,145
156,000	KazMunaiGas Exploration (GDR)# Reg S	3,403,700

		7,655,845

Malaysia: 2.0%
1,710,700	KNM Group BHD#	6,850,001

Mexico: 3.3%
85,000	America Movil S.A. de C.V. (ADR)	5,264,050
54,000	Fomento Economico Mexico S.A. (ADR)	2,123,280
60,000	Grupo Televisa S.A. de C.V.	1,656,600
500,000	Urbi Desarrollos Urbanos S.A. de C.V.*	2,302,495

		11,346,425

Nigeria: 0.4%
5,000,000	Guaranty Trust Bank	1,359,528

Panama: 2.0%
103,000	Copa Holdings S.A. (ADR)	6,925,720

Philippines: 2.3%
91,000,000	Megaworld Corp.*#	7,866,652

Poland: 0.3%
212,000	Multimedia Polska S.A.*#	891,819

See Notes to Financial Statements

Worldwide Emerging Markets Fund
Schedule of Investments June 30, 2007 (unaudited) (continued)

Number of Shares		Value

Russia: 5.1%
216,000	C.A.T. Oil A.G.*#	$5,879,619
100,000	LUKOIL (ADR)	7,670,000
60,000	OAO Gazprom (ADR)#	2,494,993
5,000	Vismpo-Avisma Corp. (USD)#	1,515,000

		17,559,612

Singapore: 3.7%
2,250,000	CSE Global Ltd.#	1,837,130
2,344,640	Sino-Environment Technology Group Ltd.*#	5,037,020
1,300,000	Tat Hong Holdings Ltd.#	1,784,074
2,000,000	Wilmar International Ltd.#	4,151,497

		12,809,721

South Africa: 7.0%
180,000	Bidvest Group Ltd.#	3,651,479
2,269,200	FirstRand Ltd.#	7,213,377
175,000	Naspers Ltd.*#	4,496,165
390,000	Spar Group Ltd.#	2,918,001
240,000	Standard Bank Group Ltd.#	3,323,085
115,775	Sun International Ltd.#	2,393,829

		23,995,936

South Korea: 12.4%
69,500	Hyundai Mobis#	6,593,641
100,800	Hyunjin Materials Co. Ltd.#	4,479,234
168,000	Finetec Corp.#	3,375,693
137,000	Inzi Controls Co. Ltd.#	1,207,396
34,000	Kookmin Bank#	2,982,094
176,908	SFA Engineering Corp.#	9,153,466
50,000	SSCP Co. Ltd.*#	1,593,244
81,463	Taewoong Co. Ltd.#	5,715,702
288,000	Won Ik Quartz Corp.#	2,582,165
125,000	Woori Finance Holdings Co. Ltd.#	5,059,660

		42,742,295

Taiwan: 8.5%
810,637	Advantech Co. Ltd.#	2,589,503
775,000	Awea Mechantronic Co. Ltd.#	1,972,065
439,693	Catcher Technology Co. Ltd.#	4,108,338
1,918,566	Gemtek Technology Corp.#	4,928,593
1,254,123	HON HAI Precision Industry Co. Ltd.#	10,832,524
193,000	MJC Probe, Inc.*#	808,929

Number of Shares		Value

Taiwan: (continued)
101,867	Novatek Microelectronics Corp. Ltd.*#	$532,226
442,000	Powertech Technology#	1,840,037
1,750,000	Uni-President Enterprises Corp.#	1,752,046

		29,364,261

Thailand: 2.1%
256,000	Banpu PCL#	2,005,239
5,689,760	Minor International PCL	2,241,296
668,976	Minor International PCL Warrants (THB 6.00, exp. 3/29/08)*	144,355
1,350,000	Thai Oil PCL	2,756,698

		7,147,588

Turkey: 2.8%
500,000	Asya Katilim Bankasi A.S.*#	3,032,978
134,999	Enka Insaat ve Sanayi A.S.#	1,538,143
1,249,999	GSD Holding*#	1,581,167
385,000	Tav Havalimanlari Holding A.S.*	3,373,333

		9,525,621

Ukraine: 0.8%
110,000	XXI Century Investments Public Ltd. (GBP)*#	2,773,907

Total Common Stocks (Cost: $189,588,597)		323,559,895

PREFERRED STOCKS: 2.9%

Brazil: 2.9%
100,000,000	AES Tiete S.A.	3,784,344
96,000	Cia Vale de Rio Doce (ADR)	3,619,200
164,000	Saraiva S.A. Livreiros Editores	2,508,035

Total Preferred Stocks (Cost: $5,403,607)		$9,911,579

See Notes to Financial Statements

Worldwide Emerging Markets Fund
Schedule of Investments June 30, 2007 (unaudited) (continued)

	Principal Amount	Value

Repurchase Agreement: 1.3%
State Street Bank & Trust Co., 4.30% (dated 6/29/07, due 7/2/07, repurchase price $4,283,534, collateralized by $4,455,000 Federal National Mortgage Association, 3.25%, due 2/15/09 with a value of $4,372,458) (Cost: $4,282,000)	$4,282,000	$4,282,000

Total Investments: 98.3% (Cost: $199,274,204)		337,753,474
Other assets less liabilities: 1.7%		5,955,815

NET ASSETS: 100.0%		$343,709,289

Summary of Investments by Industry	% of Invest- ments	Value

USD-United States Dollar
Basic Materials	8.1%	$27,244,744
Communications	6.8	22,928,777
Consumer Cyclical	12.1	40,100,229
Consumer Non-cyclical	6.8	23,203,615
Diversified	3.9	12,875,844
Energy	10.4	35,404,860
Financial	19.1	65,238,755
Industrial	25.6	86,430,946
Technology	3.1	10,610,259
Utilities	2.8	9,433,445

Total Foreign Common and Preferred Stocks	98.7	333,471,474
Repurchase Agreement	1.3	4,282,000

	100.0%	$337,753,474

ADR-American Depositary Receipt

GBP-British Pound

GDR-Global Depositary Receipt

SGD-Singapore Dollar

THB-Thai Baht

* -	Non-income producing

# -

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $233,719,105 which represented 68.0% of net assets.

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Statement of Assets and Liabilities
June 30, 2007 (unaudited)

Assets:
Investments, at value (Cost $199,274,204)	$337,753,474
Cash	1,629,216
Foreign currency (Cost: $7,974,642)	8,015,697
Receivables:
Investments sold	7,395,378
Shares of beneficial interest sold	1,191,777
Dividends and interest	298,964
Prepaid expenses and other assets	5,535

Total assets	356,290,041

Liabilities:
Payables:
Shares of beneficial interest redeemed	675,067
Investments purchased	10,164,706
Due to Adviser	276,376
Deferred Trustee fees	12,998
Accrued expenses	1,451,605

Total liabilities	12,580,752

NET ASSETS	$343,709,289

Initial Class Shares:
Net Assets	$245,098,692

Shares of beneficial interest outstanding	9,879,607

Net asset value, redemption and offering price per share	$24.81

Class R1 Shares:
Net Assets	$98,610,597

Shares of beneficial interest outstanding	3,980,327

Net asset value, redemption and offering price per share	$24.77

Net Assets consist of:
Aggregate paid in capital	$166,989,942
Unrealized appreciation of investments and foreign currency transactions	137,203,819
Undistributed net investment income	1,124,649
Undistributed net realized gain on investments and foreign currency transactions	38,390,879

$343,709,289

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Statement of Operations
Six Months Ended June 30, 2007 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $326,808)		$3,182,602
Interest		264,341

Total income		3,446,943

Expenses:
Management fees	$1,543,004
Custodian fees	196,127
Professional fees	60,456
Insurance	31,849
Trustees’ fees and expenses	26,677
Report to shareholders	23,649
Transfer agent fees - Initial Class Shares	5,787
Transfer agent fees - R1 Class Shares	5,416
Other	4,745

Total expenses	1,897,710

Net investment income		1,549,233

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold		41,098,223
Net realized loss on foreign currency transactions		(381,393)
Net change in unrealized appreciation (depreciation) of investments		23,524,509
Net change in unrealized appreciation (depreciation) of foreign denominated assets and liabilities		(824,700)

Net realized and unrealized gain on investments		63,416,639

Net Increase in Net Assets Resulting from Operations		$64,965,872

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Statements of Changes in Net Assets

	Six Months Ended June 30, 2007	Year Ended December 31, 2006

	(unaudited)
Operations:
Net investment income	$1,549,233	$1,702,134
Net realized gain on investments, forward currency contracts, and foreign currency transactions	40,716,830	56,560,475
Net change in unrealized appreciation (depreciation) on investments and foreign denominated assets and liabilities	22,699,809	33,379,517

Net increase in net assets resulting from operations	64,965,872	91,642,126

Dividends and distributions to shareholders:
Dividends from net investment income
Initial Class Shares	(1,042,701)	(1,321,301)
Class R1 Shares	(393,121)	(396,892)

	(1,435,822)	(1,718,193)

Distributions from net realized capital gains
Initial Class Shares	(41,186,658)	(20,803,043)
Class R1 Shares	(15,528,299)	(6,248,813)

	(56,714,957)	(27,051,856)

Total dividends and distributions	(58,150,779)	(28,770,049)

Share transactions*:
Proceeds from sales of shares
Initial Class Shares	33,098,943	45,529,551
Class R1 Shares	13,777,852	27,780,010

	46,876,795	73,309,561

Reinvestment of dividends and distributions
Initial Class Shares	42,229,358	22,124,345
Class R1 Shares	15,921,421	6,645,705

	58,150,779	28,770,050

Cost of shares redeemed
Initial Class Shares	(55,166,468)	(93,077,433)
Class R1 Shares	(14,195,354)	(25,139,695)
Reimbursement of transaction costs	—	114,358
Redemption fees	19,828	63,159

	(69,341,994)	(118,039,611)

Net increase (decrease) in net assets resulting from share transactions	35,685,580	(15,960,000)

Total increase in net assets	42,500,673	46,912,077
Net Assets:
Beginning of period	301,208,616	254,296,539

End of period (including undistributed net investment income of $1,124,649 and $1,392,631, respectively)	$343,709,289	$301,208,616

* Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	1,428,390	2,152,718
Shares reinvested	2,086,431	1,110,659
Shares redeemed	(2,456,370)	(4,391,614)

Net increase (decrease)	1,058,451	(1,128,237)

Class R1 Shares:
Shares sold	606,890	1,327,433
Shares reinvested	787,799	333,955
Shares redeemed	(654,208)	(1,247,735)

Net increase	740,481	413,653

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Financial Highlights
For a share outstanding throughout each period:

	Initial Class

	Six Months Ended June 30, 2007
			Year Ended December 31,

			2006	2005	2004	2003	2002

	(unaudited)

Net Asset Value, Beginning of Period	$24.98		$19.91	$15.21	$12.15	$7.89	$8.15

Income (Loss) from Investment Operations:
Net Investment Income	0.12		0.14	0.20	0.15	0.13	0.04
Net Realized and Unrealized Gain (Loss) on Investments	4.57		7.15	4.63	2.98	4.14	(0.28)

Total from Investment Operations	4.69		7.29	4.83	3.13	4.27	(0.24)

Less:
Dividends from Net Investment Income	(0.12)		(0.13)	(0.13)	(0.07)	(0.01)	(0.02)
Distributions from Net Realized Capital Gains	(4.74)		(2.09)	—	—	—	—

Total Dividends and Distributions	(4.86)		(2.22)	(0.13)	(0.07)	(0.01)	(0.02)

Redemption fees	—	(c)	— (c)	— (c)	— (c)	—	—

Net Asset Value, End of Period	$24.81		$24.98	$19.91	$15.21	$12.15	$7.89

Total Return (a)	23.17	%(e)	39.51%	32.00%	25.89%	54.19%	(3.02)%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$245,099		$220,361	$198,077	$169,845	$176,308	$149,262
Ratio of Gross Expenses to Average Net Assets	1.23	%(d)	1.33%	1.35%	1.39%	1.43%	1.36%
Ratio of Net Expenses to Average Net Assets (b)	1.23	%(d)	1.33%	1.34%	1.36%	1.34%	1.33%
Ratio of Net Investment Income to Average Net Assets	1.01	%(d)	0.63%	1.09%	1.07%	1.27%	0.39%
Portfolio Turnover Rate	35	%(e)	52%	65%	81%	63%	125%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding interest expense, the ratio of net expenses to average net assets would be 1.30%, and 1.30% for the years ended December 31, 2003 and 2002, respectively. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods were excluded.

(c)	Amount represents less tan $0.005 per share.

(d)	Annualized

(e)	Not annualized

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Financial Highlights
For a share outstanding throughout each period:

	Class R1 Shares

					For the Period May 1, 2004* Through December 31,
	Six Months Ended June 30, 2007
			Year Ended December 31,

			2006	2005	2004

	(unaudited)

Net Asset Value, Beginning of Period	$24.95		$19.89	$15.21	$11.94

Income from Investment Operations:
Net Investment Income	0.11		0.13	0.17	0.06
Net Realized and Unrealized Gain (Loss) on Investments	4.57		7.15	4.64	3.21

Total from Investment Operations	4.68		7.28	4.81	3.27

Less:
Dividends from Net Investment Income	(0.12)		(0.13)	(0.13)	—
Distributions from Net Realized Capital Gains	(4.74)		(2.09)	—	—

Total Dividends and Distributions	(4.86)		(2.22)	(0.13)	—

Redemption fees	—	(c)	— (c)	— (c)	—	(c)

Net Asset Value, End of Period	$24.77		$24.95	$19.89	$15.21

Total Return (a)	23.10	%(e)	39.49%	31.86%	27.39	%(e)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$98,610		$80,848	$56,219	$25,906
Ratio of Gross Expenses to Average Net Assets	1.23	%(d)	1.35%	1.38%	1.52	%(d)
Ratio of Net Expenses to Average Net Assets (b)	1.23	%(d)	1.35%	1.36%	1.39	%(d)
Ratio of Net Investment Income to Average Net Assets	0.99	%(d)	0.62%	1.04%	1.27	%(d)
Portfolio Turnover Rate	35	%(e)	52%	65%	81	%(e)

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the distributions or the redemption of Fund shares.

(b)	The ratio of net expenses to average net assets for all periods shown would be unchanged if any interest expense incurred during those periods were excluded.

(c)	Amount represents less tan $0.005 per share.

(d)	Annualized

(e)	Not annualized

*	Inception date of Class R1 Shares.

See Notes to Financial Statements

Worldwide Emerging Markets Fund

Notes To Financial Statements
June 30, 2007 (unaudited)

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Emerging Markets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund offers two classes of shares: Initial Class Shares that have been continuously offered since the inception of the Fund, and Class R1 Shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies as of the close of each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Realized gains and losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/ unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F. Use of Derivative Instruments

Option Contracts—The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The

Worldwide Emerging Markets Fund

Notes To Financial Statements (continued)

Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. There were no written options outstanding at June 30, 2007.

Futures—The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit (“initial margin”) as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the fund is required to make additional margin payments (“variation margin”) to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts, if any, are separately disclosed. There were no futures contracts outstanding at June 30, 2007.

Note 3—Management Fees—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1.30% of average daily net assets except interest, taxes, and extraordinary expenses for the period January 1, 2004 through April 30, 2005 and 1.40% from May 1, 2005 through April 30, 2008. For the six months ended June 30, 2007, no expenses were assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—Investments—For the six months ended June 30, 2007, purchases and sales of securities, other than U.S. government securities and short-term obligations, aggregated $102,892, 914 and $108,631,031, respectively.

Note 5—Income Taxes—For federal income tax purposes, the identified cost of investments owned at June 30, 2007 was $202,019,464 and net unrealized appreciation aggregated $135,734,010 of which $140,691,015 related to appreciated securities and $4,957,005 related to depreciated securities.

The tax character of dividends and distributions paid to shareholders was as follows:

	During the Six Months Ended June 30, 2007	During the Year Ended December 31, 2006

Ordinary income	$23,810,710	$4,857,449
Long term capital gains	34,340,069	23,912,600

Total	$58,150,779	$28,770,049

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

At June 30, 2007, the aggregate shareholder accounts of three insurance companies own approximately 73%, 11%, and 7% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares.

Note 7—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 8— Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At June 30, 2007, the Fund had no forward foreign currency contracts outstanding.

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of all or a portion of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Worldwide Emerging Markets Fund

Notes To Financial Statements (continued)

Note 10—Equity Swap—The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk.

Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. There were no outstanding equity swaps at June 30, 2007.

Note 11—Bank Line of Credit—The Trust may participate with the Van Eck Funds (together the “Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the six months ended June 30, 2007, the Fund borrowed under this Facility for 1 day on which the loan outstanding amounted to $2,355,575, and the interest rate was 5.85%. At June 30, 2007, there were no outstanding borrowings by the Fund under the Facility.

Note 12—Repurchase Agreements—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligations, is held by the Fund’s custodian. In the remote chance the counterparty should fail to complete the repurchase agreements, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

Note 13—New Accounting Policy—In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of June 30, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Note 14—Regulatory Matters—In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG”) and the Securities and Exchange Commission (“SEC”) have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Van Eck Worldwide Insurance Trust

Worldwide Bond Fund

Worldwide Emerging Markets Fund

Worldwide Hard Assets Fund

Worldwide Real Estate Fund

Approval of Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the investment advisory agreements, the Board, comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by Van Eck Associates Corporation, the Funds’ Adviser (the “Adviser”), throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on May 30 and 31, 2007 to specifically consider the renewal of each Fund’s investment advisory agreement. This information included, among other things, the following:

•	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

•	The Adviser’s consolidated financial statements for the past three fiscal years;

•	A description of the advisory agreements with the Funds, their terms and the services provided under each agreement;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•

Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

•

An independently prepared report comparing the management fees and non-investment management expenses of each Fund during its fiscal year ended December 31, 2006 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and fees and expense structure (the “Peer Group”);

•

An independently prepared report comparing each Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2006 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Performance Universe”), (ii) its Peer Group, and (iii) appropriate benchmark indices as identified by an independent data provider;

•	An analysis of the profitability of the Adviser with respect to the services it provides to each Fund and the Van Eck complex of mutual funds as a whole;

•

Information regarding other accounts and investment vehicles managed by the Adviser, their investment strategy, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

•

Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Funds, and reports regarding a variety of compliance-related issues;

Van Eck Worldwide Insurance Trust

Approval of Advisory Agreements (continued)

•	Reports with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

•	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Funds’ custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser’s willingness to reduce the cost of the Funds to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Funds; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission (“SEC”); (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

The Board considered the fact that the Adviser had received in 2004 a Wells Notice from the SEC, as well as a request for information from the Office of the New York State Attorney General (“NYAG”), in connection with on-going investigations concerning market timing and related matters. The Board determined that the Adviser continues to cooperate with the Board in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Board concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including hedge funds and separate accounts, that invest in the same financial markets and are managed by the same investment professionals according to a similar investment strategy as certain of the Funds. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Funds and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In evaluating the investment performance and fees and expenses of each Fund, the Board considered the specific factors set forth below. The Board concluded, with respect to each Fund, that the

Van Eck Worldwide Insurance Trust

Approval of Advisory Agreements (continued)

performance of the Fund is satisfactory, and that the management fee charged to, and the total expense ratio of, the Fund are reasonable. In reaching its conclusions the Board took specific note of the following information with respect to each Fund:

Worldwide Bond Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average for the annualized one-, four-, and five-year periods ended December 31, 2006; (2) the Adviser has agreed to waive or to reimburse expenses through April 2008 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s expense ratio, although higher than the median for its Peer Group, is not unreasonable in view of the relatively small size of the Fund and the nature of the global investment strategy used to pursue the Fund’s objective.

Worldwide Emerging Markets Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized one- through five-year periods ended December 31, 2006; (2) the Adviser has agreed to waive or to reimburse expenses through April 2008 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s overall management fee and expense ratio, net of fee waivers, were lower than the median for its Peer Group.

Worldwide Hard Assets Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized one- through five-year periods ended December 31, 2006; (2) the Adviser has agreed to waive or to reimburse expenses through April 2008 to the extent necessary to maintain an agreed upon expense ratio; and (3) the Fund’s expense ratio is higher than the median for its Peer Group, but within the range of expense ratios for its Peer Group.

Worldwide Real Estate Fund. The Board noted that: (1) the Fund had outperformed its Performance Universe average and its benchmark index for the annualized two-, three- and four-year periods ended December 31, 2006; (2) the Adviser has agreed to waive or to reimburse expenses through April 2008 to the extent necessary to maintain an agreed upon expense ratio; (3) the Fund’s overall management fee during 2006, net of fee waivers, was lower than the median for its Peer Group; and (4) the Fund’s expense ratio, net of fee waivers, was within the range of expense ratios for its Peer Group.

The Board considered the profits, if any, realized by the Adviser from managing the Funds, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Funds are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows, and whether each Fund’s fee levels reflect these economies of scale for the benefit of shareholders. The Board concluded that, with respect to Worldwide Bond Fund and Worldwide Hard Assets Fund, the advisory fee breakpoints in place will allow the Funds to share the benefits of economies of scale as they grow in a fair and equitable manner. The Board also concluded that, with respect to each of Worldwide Emerging Markets Fund and Worldwide Real Estate Fund, the Adviser does not currently, and is unlikely in the foreseeable future to, realize material benefits from economies of scale and, therefore, the implementation of breakpoints would not be warranted at this time for either Fund.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreements for an additional one-year period.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com
Account Assistance:	1.800.544.4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Fund’s Board of Trustees/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Emerging Markets Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Emerging Markets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  August 28, 2007
      ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        --------------------------
Date  August 28, 2007
      ---------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         -------------------------
Date  August 28, 2007
      ---------------